Biological Assets (Tables)	12 Months Ended
Dec. 31, 2025
Changes in biological assets [abstract]
Summary of Change in Carrying Value of Biological Assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets is as follows:

As at	December 31, 2025	December 31, 2024
Balance, beginning of year	1,187	429
Increase in biological assets due to capitalized costs	16,082	7,026
Net change in fair value of biological assets	2,322	(675)
Transferred to inventory upon harvest	(16,471)	(5,593)
Balance, end of year	3,120	1,187